INTERCREDITOR AGREEMENT

This Intercreditor Agreement (“Agreement”) is made this ___ day of October, 2022 by and between Alvin Fund, LLC, a Delaware limited liability company, whose address is 215 West 98th Street, New York, NY 10025 (“Alvin”), and ROBERT TAGLICH, an individual, whose address is 37 Main Street, Cold Spring Harbor, NY 11724 (“Robert”), and MICHAEL and CLAUDIA TAGLICH, individuals in their joint capacity, whose address is 37 Main Street, Cold Spring Harbor, NY 11724 ( collectively, “MC”) (Alvin, Robert and MC are collectively, the “Creditor”) and CITIZENS BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as Agent for the Lenders under the Loan Agreement (as defined below) (the “Agent”), whose address is 28 State Street, Mail Code: MSW24114, Boston, MA 02109 and UNIQUE FABRICATING NA, INC., a Delaware corporation (“US Borrower”) and UNIQUE-INTASCO CANADA, INC., a corporation organized under the laws of the province of British Columbia (“CA Borrower”, and together with the US Borrower, the “Borrower”), whose address is 800 Standard Parkway, Auburn Hills, MI 48326.

RECITALS:

Borrower, Agent and Lenders are parties to an Amended and Restated Credit Agreement dated November 8, 2018, as amended (the “Loan Agreement”) pursuant to which Agent and the Lenders party thereto made certain Loans available to Borrower and Borrower remains indebted to the Lenders under the Loan Agreement. The Loans and Borrower’s obligations under the Loan Agreement and the other Loan Documents are secured by, among other things, a first pledge and security interest in all of the issued and outstanding shares of stock in the US Borrower and the Domestic Subsidiaries and sixty-five (65%) of all the issued and outstanding shares of stock in the CA Borrower and Unique Mexico pursuant to a Pledge Agreement dated April 29, 2016, as affirmed by a Consent and Affirmation of Pledge Agreement dated November 8, 2018 (collectively, the “Pledge Agreement”).

Borrower defaulted under the terms and conditions of the Loan Agreement. Borrower requested that: (i) Agent and Lenders temporarily forebear from exercising their rights and remedies under the Loan Documents in order to give Borrower adequate time to arrange for refinancing of the Loan. Agent and Lenders were willing to do so. Accordingly, Borrower, Agent and Lenders entered into a Forbearance Agreement, dated April 9, 2021, as amended, most recently by an Eleventh Amendment to Forbearance Agreement (the Eleventh Amendment”) of even date herewith (collectively, the “Forbearance Agreement”), pursuant to which Agent and Lenders agreed to temporarily forbear from exercising their rights and remedies on certain terms and conditions.

Each Creditor is an Affiliate of one or more shareholders of Borrower’s Parent, and on even date herewith has made two loans (the “Creditor Loans”) to US Borrower which are to be secured by: (i) US Borrower’s Employee Retention Credit refund (the “ERC Credit”) available to Borrower under the CARES Act; and (ii) Borrower’s 5% ownership interest in Entrotech, Inc. (the “Entrotech Interest”) and the proceeds thereof. The terms of the Creditor Loans are described in the documents (the “Creditor Loan Documents”) that are attached hereto as Exhibit A. Entering into the Creditor Loan Documents is prohibited by the Loan Documents.

Accordingly, Borrower has requested that Agent and Lenders: (i) consent to US Borrower entering into the Creditor Loan Documents; and (ii) allow Borrower to grant to Creditor a security interest in the ERC Credit and the Entrotech Interest and the proceeds thereof (the “Creditor Collateral”); and (iii) subordinate Agent’s security interest in the Creditor Collateral to the security interest of Creditor in the Creditor Collateral. The Agent and Lenders have agreed to do so on the terms and conditions of the Eleventh Amendment. A precondition to Agent and Lenders entering into the Eleventh Amendment is Agent, Creditor and Borrower entering into this Agreement to establish certain rights and understandings among each other concerning the Loans and the Creditor Loan.

NOW, THEREFORE, in consideration of the forgoing recitals and the mutual promises and covenants contained herein, Agent, Borrower and Creditor hereby agree as follows:

1.RECITALS. The foregoing recitals of facts are incorporated into and shall form a part of this Agreement. Capitalized terms used herein, but not defined herein, shall have the meaning ascribed to them in the Forbearance Agreement and the Loan Agreement, as applicable.

2.DEFINITIONS. The following terms shall have the following meanings:

“Obligations” means any and all indebtedness, liabilities, and obligations of Borrower of every kind, nature and description, whether direct or indirect, absolute or contingent, joint, several, or joint and several, principal or interest, now due or to become due, now existing or later arising, and any and all renewals, extensions, modifications or novations thereof, and including reasonable attorney fees, costs and expenses incurred in the collection of any of the foregoing.

“Lender Debt” means all Obligations of Borrower to Agent and Lenders (or any of them) owing under the Loan Documents.

“Creditor Debt” means all Obligations of Borrower to Creditor owing under the Creditor Loan Documents.

3.CREDITOR’S AGREEMENTS. Creditor agrees that (a) the principal amount of the Creditor Debt is currently owed by Borrower to Creditor, (b) the Creditor Debt is not and will not be represented by any notes or other negotiable instruments, except such notes or other negotiable instruments, if any, as have been marked with a legend satisfactory to Agent giving notice of this Agreement, (c) Borrower and Creditor shall not change the terms of the Creditor Debt reflected on Exhibit A, including without limitation the payment terms of the Creditor Debt, so long as this Agreement remains in effect without the consent of Agent and Majority Lenders, (d) Creditor will not allow or agree to any new Obligations of Borrower without the prior written consent of Agent and Majority Lenders, (e) Creditor has not made or permitted any assignment or transfer of the Creditor Debt and shall not do so as long as this Agreement remains in effect, (f) Creditor has extended the Creditor Debt and entered into this Agreement based on its own independent investigation of (or decision not to investigate) the financial condition of Borrower, and is not relying on any information furnished by Agent or Lenders, (g) Borrower shall not prepay and the Creditor shall not accept prepayment of any portion of the Creditor Debt; (h) Creditor shall not accept any payment on the Creditor Debt from and after the occurrence of a Forbearance Termination Event (as defined in the Forbearance Agreement), except as permitted under Section 4(b) below; (i) it will not make any assertion, claim or argument in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the mortgages, pledges, liens and security interests granted to Agent and Lenders; and (j) no entity other than Borrower or a Guarantor shall be obligated on the Creditor Debt.

4.SUBORDINATION. The Creditor Debt and the payment thereof by Borrower is hereby subordinated and postponed to Borrower’s prior payment and satisfaction in full of the Lender Debt, except to the extent that payment is to be made with proceeds of the Creditor Collateral solely in accordance with the term of section 7 of this Agreement, regardless of whether the Lender Debt or any lien securing the Lender Debt is declared or ruled to be invalid, unenforceable, subordinated, void or not allowed by court of competent jurisdiction and regardless of any action taken or not taken by Lender with respect to any document required to be executed or filed for the perfection of any such lien secured by the Lender Debt. The Lender Debt shall be fully paid and discharged, with all commitments by Lenders to lend terminated, before Borrower may make or Creditor may accept any payment or other distribution whatsoever on account of the Creditor Debt; provided, however, that Agent agrees that only

a.PIK interest may accrue; and

b.Borrower may pay the Creditor Debt from and Creditor shall be entitled to receive and accept proceeds of the Creditor Collateral solely in accordance with the term of section 7 of this Agreement.

5.SECURITY INTERESTS SUBORDINATED.

a.Creditor, notwithstanding the order of attachment or perfection of any security interest(s) of Creditor in the property of Borrower, hereby subordinates to Agent any and all security interests which Creditor now has or in the future may have in any property of Borrower other than security interests in the Creditor Collateral. Further Creditor shall not take, and represents and warrants that it does not have, any interest in any real or personal property of Borrower other than the Creditor Collateral.

b.Agent hereby subordinates to Creditor any and all security interests held by Agent which Agent now has or in the future may have in the Creditor Collateral. Creditor consents to the creation and continuance of all present and future security interests of the Agent in the Creditor Collateral and to the enforcement of those security interests in compliance with this Agreement.

6.PAYMENTS IN VIOLATION OF AGREEMENT. If Creditor receives any payment in violation of this Agreement, whether voluntarily made by Borrower or through the application of any property of Borrower, or otherwise, and whether in cash or otherwise, Creditor shall be liable and accountable to Agent therefor, shall be deemed to have received such payment for the use and benefit of Agent and as Agent’s trustee, shall not commingle the same with any other Creditor funds, and shall immediately pay over and deliver such payment to Agent, for application to the Lender Debt. If Creditor after receiving any such payment(s) from Borrower shall fail to immediately pay over and deliver such payment to Agent after Agent’s demand for same, then Creditor agrees that it shall be liable to Agent and Lenders for all of Agent’s and Lender’s cost of collection of any such payment(s) from Creditor, including reasonable attorney fees.

7.ACTION ON CREDITOR DEBT. Should a default occur under the Creditor Loan Documents, Creditor shall promptly – and in any event within three business days of Creditor being notified by Borrower or providing notice to Borrower of such default – notify Agent in writing of such occurrence. Creditor will not: (a) commence any legal proceeding against Borrower or any Guarantor for the collection of the Creditor Debt; or (b) commence any legal proceeding or take any other action for the enforcement or application of any security interest(s) of Creditor in any of the property of Borrower, other than with respect to the Creditor Collateral as permitted under this Section 7. After one hundred twenty (120) days after Creditor gives written notice to Agent that Borrower has defaulted under the terms of the Creditor Debt, if such default then remains uncured and unwaived, Creditor may exercise any right or remedy solely as to the Creditor Collateral, provided that such exercise does not interfere with Agent’s security interest in any property other than the Creditor Collateral. Unless and until Agent gives Creditor notice (“Termination Notice”) that the Lender Debt has been paid in full (and all commitments to lend have terminated), any payment or recovery obtained by Creditor other than proceeds of the Creditor Collateral shall be held by Creditor for the benefit of Agent and Creditor shall be liable and accountable to Agent therefor, in accordance with the provisions of this Agreement.

8.EXCULPATION/DRAG ALONG.

a.Creditor shall not enforce the liability and obligations of Borrower to perform and observe the obligations contained in the Creditor Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower, or by any action or proceeding seeking to enable Creditor to realize upon any interest of the Borrower in any property of the Borrower, other than the Creditor Collateral, provided that nothing herein contained shall restrict the initiation or prosecution of any action or proceeding to enable Creditor to preserve or protect its rights or interest to realize upon or with respect to the Creditor Collateral.

b.Recognizing that Agent by virtue of its security interests in the Collateral and the Pledge Agreement ultimately controls disposition of the operating assets of Borrower, Creditor agrees during the period commencing on the date of this Agreement (the “Standstill Period”), Creditor will not, in any manner, directly or indirectly, initiate, cause or participate in, or take any action which has the effect of interfering with, delaying, or hindering in any material way, Obligors consummation of a Refinancing Transaction in the event that Borrower proposes a Refinancing Transaction pursuant to its Repayment Plan that is acceptable to the Lenders or the sale or other disposition of the Creditor Collateral (or portion thereof) that is acceptable to the Lenders so long as the liens of Creditors in the Creditor Collateral attach to the net proceeds of such Creditor Collateral sale or other disposition to be applied in accordance with the payment priority set forth in this Agreement. Creditor agrees to take such action and execute and deliver on behalf of Creditor such documents and instruments as may be necessary to allow obligors to consummate a Refinancing Transaction or sale or other disposition of the Creditor Collateral. Agent and Lenders may seek specific performance of these provisions through appropriate action against the Creditor.

9.INSOLVENCY PROCEEDINGS. This Agreement shall survive and remain in full force and effect in the event of any administration of the property or affairs of Borrower arising from any assignment for the benefit of creditors, bankruptcy, receivership, liquidation or other like proceedings, and no delay, forbearance, or omission by Agent or Lenders in the exercise of any right or power accruing to it or them upon any default in the performance hereof by the other parties hereto, shall impair such right or power or be construed as a waiver of any such default or acquiescence.

10.CLAIMS IN INSOLVENCY PROCEEDINGS. Except as to identifiable proceeds of Creditor Collateral, Creditor agrees to take all necessary actions to ensure that any payment or transfer of anything of value that would others be, or actually is provided to Creditor in the course of any assignment for the benefit of creditors, bankruptcy, receivership, liquidation, or other similar proceedings involving Borrower and that would otherwise be applied against the Creditor Debt shall be paid directly to Agent for application against the Lender Debt until such time Creditor receives a Termination Notice. Creditor hereby irrevocably appoints Agent its attorney-in-fact to, as Agent deems advisable in its sole discretion, demand, sue for, vote, file claims and take other proceedings in Agent’s own name in its capacity as Agent or in the name of Creditor to insure payment to Agent of all payments and other distributions made on account of the Creditor Debt, but Agent has no obligation to take any such actions.

11.ACTION ON BANK DEBT. Without notice to or the consent of Creditor, Agent may take or refrain from taking any action regarding the Lender Debt that it deems appropriate.

12.NOTICE. Notice when required by this Agreement shall mean a written communication sent by certified or registered mail, or nationally recognized overnight courier, postage prepaid, addressed, in the case of notice to be given Agent, to:

Global Restructuring Group
28 State Street
Mail Code: MSW24114
Boston, MA 02109
Email: Seth.McIntyre@citizensbank.com
Attention: Seth McIntyre, Assistant Vice President

or, in the case of Notice to be given Creditor, to:

c/o Taglich Brothers, Inc.
37 Main Street,

Cold Spring Harbor, NY 11724
Attn: Douglas Hailey
hailey@taglichbrothers.com

Either party may change the address for future notices to be received by it by communicating such change in conformance with the requirements of this paragraph.

13.REMEDIES UPON PAYMENT BY BORROWER. If Borrower or any Credit Party (as defined in the Loan Agreement) shall make payment of any part of the Creditor Debt to Creditor in violation of this Agreement, whether such payment be in cash or otherwise, Agent, at its option and without notice (including any notice to Creditor), may declare a Forbearance Termination Event and all the Lender Debt to be immediately due and payable, notwithstanding the terms and conditions of any Loan Document to the contrary.

14.CONTINUOUS EFFECT. Until Agent delivers a Termination Notice to Creditor, this Agreement shall continue in full force and effect, even though at times Borrower may not be indebted to Agent, and Agent and Lenders may make extensions of credit to Borrower in reliance upon this Agreement.

15.WAIVER OF NOTICES. Borrower and Creditor each waive (a) notice of acceptance of this Agreement, and (b) demand, presentment, notice of dishonor and protest in the collection of the Lender Debt.

16.BINDING EFFECT. This Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

17.CHOICE OF LAW AND MODIFICATION. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Michigan. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the authorized representatives of all parties hereto.

18.COUNTERPARTS; ELECTRONIC SIGNATURE. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page counterpart hereof by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic association of signatures and records on electronic platforms, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, each as amended, and the parties hereto hereby waive any objection to the contrary, provided that (x) nothing herein shall require Agent to accept electronic signature counterparts in any form or format and (y) Agent reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Agreement or any document signed in connection with this Agreement and the parties hereto agree to promptly deliver such manually executed counterpart signature pages.

19.ACKNOWLEDGMENT. Borrower joins in this Agreement to acknowledge and agree to the terms of this Agreement.

(Balance of Page Intentionally Blank)

IN WITNESS WHEREOF, Creditor, Agent and Borrower have executed this Intercreditor Agreement as of the day and year first-above written.

Alvin Fund, LLC, a Delaware limited
liability company

By: _________________________ _________________________________
ROBERT TAGLICH
Its: _________________________

“Alvin” “Robert”

____________________________________
MICHAEL TAGLICH

____________________________________
CLAUDIA TAGLICH

“MC”

CITIZENS BANK, National Association, a national                 banking association

By: ____________________________________
Seth McIntyre, Assistant Vice President

“Agent”

UNIQUE FABRICATING NA, INC.

By:
Byrd Douglas Cain III
Title: President

UNIQUE-INTASCO CANADA, INC.

By:
Byrd Douglas Cain III
Title: President

“Borrower”

Exhibit A

Creditor Loan Documents